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                                  PROMISSORY NOTE

$250,000.00                                                 January, 20, 1998
                                                            Cincinnati, Ohio

     FOR VALUE RECEIVED, LIGHT TOUCH VEIN & LASER, INC., an Ohio corporation, promises to pay to INTRAM INVESTMENT CORPORATION, the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), for a period of eighteen (18) months, at thirteen percent (13%) interest per annum, with no pre-payment penalty.

     Payments will be made in weekly installments of Five Thousand Eighteen and 53/100 Dollars ($5,018.53), with the first payment due on the 6th day of February, 1998.

     FURTHER, LIGHT TOUCH VEIN & LASER, INC. agrees:

     1.   No debts outside the normal course of business shall be incurred; and

     2. No expenditures over One Thousand Dollars ($1000.00) shall be made without the prior consent of Intram Investment Corporation; and

     3.   Any and all capital infusion must be used to pay this debt first; and

     This Note is secured by a Security Agreement dated January 9, 1998, and a personal guaranty of Colin C. Herd, dated January 20, 1998, in the amount of One Hundred Twenty-five Thousand Dollars ($125,000.00), or Fifty Percent (50%) of the outstanding balance due on this Note.
                                        LIGHT TOUCH-VEIN & LASER, INC.

                                        By: /s/ Colin C. Herd
                                           --------------------------------
                                           Colin C. Herd

                                        THIS NOTE SHALL BE FULLY PAID MARCH 1,
                                        1999 BY AN ACCELERATED PAYMENT SCHEDULE
                                        OF $5018.00/week.

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                                 PERSONAL GUARANTY

     Now comes, Colin C. Herd, and hereby personally guarantees payment up to One Hundred Twenty-five Thousand Dollars ($125,000.00), on the Promissory Note from Light Touch Vein & Laser, Inc. (corporation) to Intram, Investment Corporation, dated January 9, 1998, in the amount of $250,000.00, or 50% of the outstanding balance on this Note.

     Colin C. Herd further provides his 400 shares of stock in, Corporation as collateral on said Note.

WITNESS:

/s/ [ILLEGIBLE]                               /s/ Colin C. Herd
-----------------------------                --------------------------------
                                             Colin C. Herd
/s/ Kim L. Hartman                           Date: 1/20/98
-----------------------------                     ---------------------------

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                         MODIFICATION TO PERSONAL GUARANTY

     Now comes, Colin C. Herd, and hereby modifies the January 20, 1998 Personal Guaranty on the Promissory Note from Light Touch Vein & Laser, Inc. to Intram Investment Corporation, dated January 9, 1998.

     Colin C. Herd further provides his additional 860 shares of stock in Light Touch Vein & Laser, Inc., for a total of 1260 shares of stock of Light Touch Vein & Laser, Inc. as collateral on said Note.

WITNESS:

/s/ Kim L. Hartman                             /s/ Colin C. Herd
--------------------------                   -------------------------------
                                                       Colin C. Herd

/s/ Julie Crossley                                     11/12/98
--------------------------                   -------------------------------

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                                 PERSONAL GUARANTY

     Now comes, Colin C. Herd, and hereby personally guarantees payment up to One Hundred Twenty-five Thousand Dollars ($125,000.00), on the Promissory Note from Light Touch Vein & Laser, Inc. (Corporation) to Intram Investment Corporation, dated January 9, 1998, in the amount of $250,000.00, or 50% of the outstanding balance due on this Note.

     Colin C. Herd further provides his 400 shares of stock in Corporation as collateral on said Note.

WITNESS:

/s/ [ILLEGIBLE]                              /s/ Colin C. Herd
------------------------------               ---------------------------
                                             Colin C. Herd

/s/ Kim L. Hartman                           Date:  1/20/98
------------------------------                    ----------------------